SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported) August 14, 2002
                                                         ---------------

                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


        DELAWARE                         1-13107                73-1105145
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(State Or Other Jurisdiction           (Commission             (IRS Employer
Of Incorporation)                      File Number)          Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
                          -----------------------------
          (Address Of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

The following exhibits are filed herewith:

Exhibit Number    Description
--------------    -----------

99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, submitted by Michael J. Jackson

99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, submitted by Craig T. Monaghan


ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to Securities and Exchange Commission ("SEC") Order (File No. 4-460) issued by the SEC on June 27, 2002, on August 14, 2002 each of the Chief Executive Officer, Michael J. Jackson, and the Chief Financial Officer, Craig T. Monaghan, of AutoNation, Inc. submitted to the SEC sworn statements in the form required under the Order.

         Copies of the Statements made by Messrs. Jackson and Monaghan are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AUTONATION, INC.
                                              ---------------------------------
                                                 (Registrant)

                                              By  /s/ Jonathan P. Ferrando
                                                -------------------------------
                                                  Jonathan P. Ferrando
                                                  Senior Vice President,
                                                  General Counsel and Secretary

Dated: August 14, 2002

EXHIBIT INDEX:

Exhibit Number    Description
--------------    -----------

99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, submitted by Michael J. Jackson

99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, submitted by Craig T. Monaghan